                                                               EXHIBIT 99.2


                           FIRST INTERSTATE BANCORP
PROXY

                        SPECIAL MEETING OF STOCKHOLDERS

                              MARCH 28, 1996

       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

  The undersigned hereby appoints William E. B. Siart, Edward S. Garlock and Ann M. Coons, and each of them, with full power of substitution, attorneys and proxies, to represent and to vote all shares of Common Stock, par value $2.00 per share ("First Interstate Common Stock"), of First Interstate Bancorp ("First Interstate") which the undersigned is entitled to vote at the Special Meeting of Stockholders to be held on March 28, 1996 at 8:00 a.m., local time, at The Sheraton Grande Hotel, 333 South Figueroa Street, Los Angeles, California and at any adjournments or postponements thereof, upon the item set forth on the reverse side of this proxy, with all powers the undersigned would possess if personally present at the meeting.

 THE BOARD OF DIRECTORS OF FIRST INTERSTATE RECOMMENDS A VOTE FOR ADOPTION OF
  THE MERGER AGREEMENT AND APPROVAL OF THE TRANSACTIONS CONTEMPLATED THEREBY.

 IF RETURNED CARDS ARE SIGNED AND DATED BUT NOT MARKED, YOU WILL BE DEEMED TO
                HAVE VOTED TO ADOPT THE MERGER AGREEMENT.

        THIS PROXY, IF SIGNED AND RETURNED, WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATIONS ARE MADE, YOUR SHARES WILL BE VOTED FOR ADOPTION OF THE AGREEMENT AND PLAN OF MERGER (THE "MERGER AGREEMENT"), DATED AS OF JANUARY 23, 1996, BY AND BETWEEN FIRST INTERSTATE AND WELLS FARGO & COMPANY, A DELAWARE CORPORATION ("WELLS FARGO"), AS AMENDED, AND THE APPROVAL OF THE TRANSACTIONS CONTEMPLATED THEREBY, INCLUDING THE MERGER OF FIRST INTERSTATE WITH AND INTO WELLS FARGO. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. A MAJORITY OF SAID PROXIES, OR ANY SUBSTITUTE OR SUBSTITUTES, WHO SHALL BE PRESENT AND ACT AT THE MEETING (OR IF ONLY ONE SHALL BE PRESENT AND ACT, THEN THAT ONE) SHALL HAVE ALL THE POWERS OF SAID PROXIES HEREUNDER.

                      (PLEASE SIGN ON REVERSE SIDE)

                            FOLD AND DETACH HERE

                       [LOGO](R) FIRST INTERSTATE Bancorp

                          (FRONT OF PROXY CARD)
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                                                                Please mark [X]
                                                                 your votes
                                                                as indicated
                                                              in this example


THE BOARD OF DIRECTORS OF FIRST INTERSTATE RECOMMENDS A VOTE FOR THE ADOPTION OF THE MERGER AGREEMENT.

Item 1--To adopt the Merger Agreement providing for the merger of First Interstate with and into Wells Fargo, and to approve the transactions contemplated thereby.

                         FOR     AGAINST     ABSTAIN
                         [_]       [_]         [_]

IF RETURNED CARDS ARE SIGNED AND DATED BUT NOT MARKED, THE UNDERSIGNED WILL BE DEEMED TO HAVE VOTED TO ADOPT THE MERGER AGREEMENT AND TO APPROVE THE TRANSACTIONS CONTEMPLATED THEREBY, INCLUDING THE MERGER OF FIRST INTERSTATE WITH AND INTO WELLS FARGO, AND TO HAVE APPOINTED THE PROXIES WHOSE NAMES APPEAR ON THE FACE HEREOF TO VOTE ON SUCH OTHER MATTERS AS MAY BE PROPERLY BEFORE THEM.

IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE, PLEASE CONTACT GEORGESON & CO. INC. AT 1 (800) 223-2064.

Proxies can only be given by stockholders of record on February 16, 1996. Please sign your name below exactly as it appears hereon. When shares of First Interstate Common Stock are held of record by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature(s) ___________________________   Date _______________________________

NOTE: (Please sign as name appears hereon. Joint Owners should each sign. When signing as attorney, executor, administrators, trustees, guardian, please give full title as such.)

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                             FOLD AND DETACH HERE


                          (REVERSE OF PROXY CARD)